Filed Pursuant to Rule 497(e)
Registration No. 033-08746
THE TOCQUEVILLE TRUST
The Tocqueville Fund, a series of the Trust (the “Fund”)

Supplement dated March 8, 2024 to the Fund’s
Statement of Additional Information dated February 28, 2024

Update Regarding the Board of Trustees

At a meeting of the Board of Trustees held on December 14, 2023 (the “Meeting”), Mr. Charles F. Gauvin, an Independent Trustee and a member of the Audit Committee and the Governance and Nominating Committee, resigned from the Board effective as of December 31, 2023. At the Meeting, the Board approved a resolution to fix the number of Trustees at three (3), effective as of December 31, 2023. Accordingly, all references to Mr. Gauvin in the SAI are hereby deleted in their entirety.

On page 20 of the SAI, under the heading “MANAGEMENT OF THE FUND,” the subsection “Board Structure, Leadership” is hereby deleted and replaced with the following:

“The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Management of the Fund” above. Currently, a majority of the members of the Board are Independent Trustees and each of the Audit and Governance and Nominating Committees is comprised entirely of Independent Trustees. The Independent Trustees help identify matters for consideration by the Board. The Board reviews its structure annually. The Board has also determined that the function and composition of the Audit and Governance and Nominating Committees are appropriate means to provide effective oversight on behalf of Trust shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

Please retain this Supplement for reference.